Exhibit 99.1
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN RE PALANTIR TECHNOLOGIES INC. CLASS F STOCK LITIGATION	C.A. No. 2021-0275-SG
NOTICE OF PENDENCY AND PROPOSED SETTLEMENT
OF CLASS ACTION, SETTLEMENT HEARING,
AND RIGHT TO APPEAR
The Delaware Court of Chancery authorized this Notice.
This is not a solicitation from a lawyer.
TO:    All current and former record holders and beneficial owners of Palantir Technologies Inc. (“Palantir” or the “Company”) common stock, together with their heirs, assigns, transferees, and successors-in-interest, who held or beneficially owned shares of Palantir common stock (or any security that converted into Palantir common stock) at any time between and including August 19, 2020 (the date of the Special Governance Committee’s approval of the Governance Structure) and the date of entry of the Judgment (the “Class Period” and collectively, the “Class”).1
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE PROPOSED SETTLEMENT OF THIS ACTION.
Plaintiff Eric R. Gilbert (“Plaintiff”), a stockholder of Palantir, on behalf of himself and the Class, has reached a proposed settlement of the above-captioned consolidated class action (the “Action”) that provides for certain non-monetary benefits as stated in Paragraph 29 below (the “Settlement”).2 If approved by the Delaware Court of Chancery (the “Court”), the Settlement will resolve all claims in the Action.
Please Note: Class Members will not receive any direct payment from the Settlement. Accordingly, there is no Proof of Claim Form to submit in connection
1 Members of the Class are referred to herein as “Class Members” (and each, a “Class Member”). Excluded from the Class are: (i) Defendants (the “Excluded Parties” and each an “Excluded Party”); (ii) any of the Excluded Parties’ immediate family members, affiliates, parent companies, subsidiaries, legal representatives, heirs, estates, predecessors, successors, and assigns; and (iii) any entity in which any Excluded Party has or had a direct or indirect controlling interest.
2 The terms and conditions of the Settlement are set forth in the Stipulation of Compromise and Settlement dated May 13, 2022 (the “Stipulation”), entered into by and among (1) Plaintiff, on behalf of himself and the Class; and (2) Palantir, Peter Thiel, Alexander Karp, and Stephen Cohen (collectively, the “Defendants”, each a “Defendant”, and together with Plaintiff, the “Parties”). All capitalized terms used in this Notice that are not otherwise defined herein shall have the meanings ascribed to them in the Stipulation, which is available in the “Investor Relations” section of Palantir’s website, https://investors.palantir.com/.

with this Settlement. Also, Class Members and are not required to take any action in response to this Notice.

WHAT IS THE PURPOSE OF THIS NOTICE?
1.The purpose of this Notice is to inform Class Members of the existence of this Action and how they are affected by the litigation. It is also being sent to inform Class Members of the terms of the proposed Settlement, and of a hearing to be held by the Court to (a) determine whether the Court should certify the Class for purposes of the Settlement; (b) determine whether Plaintiff should be finally certified as Class Representative and Plaintiff’s Counsel finally certified as Class Counsel, and whether Plaintiff and Plaintiff’s Counsel have adequately represented the interests of the Class in the Action; (c) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate and in the best interests of Palantir and the Class; (d) determine whether the Court should finally approve the Settlement and enter the Judgment as provided in the Stipulation, finally certifying the Class, dismissing the Action with prejudice against Defendants, and extinguishing and releasing the Released Plaintiff’s Claims and Released Defendants’ Claims; (e) determine whether Plaintiff’s Counsel’s Fee and Expense Application should be approved; (f) hear and determine any objections to the proposed Settlement, the class action determination, and the Fee and Expense Application; and (g) rule on such other matters as the Court may deem appropriate (the “Settlement Hearing”). See Paragraphs 45-54 below for details about the Settlement Hearing, including the date and location of the hearing.
2.The Court has directed us to send you this Notice because, as a Class Member, you have a right to know about your options before the Court rules on the proposed Settlement. Additionally, you have the right to understand how this Action and the proposed Settlement generally affect your legal rights.
3.Receipt of this Notice does not mean that you qualify as a Class Member. Also, the issuance of this Notice is not an expression by the Court of any findings of fact or any opinion concerning the merits of any claim in the Action, and the Court has not yet decided whether to approve the Settlement.

WHAT IS THIS CASE ABOUT?
THE FOLLOWING SUMMARY OF THE ACTION HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY THE COURT OF FINDINGS OF FACT.
Palantir Publicly Offers its Class A Stock Through a Direct Listing
4.Prior to 2020, Palantir had preferred stock and two classes of common stock, Class A Common Stock (the “Class A Stock”) and Class B Common Stock (the “Class B Stock”), which cast one vote and ten votes per share, respectively.

5.In 2020, Palantir pursued a direct public listing (the “Direct Listing”) of the Class A Stock. Prior to the Direct Listing, Palantir’s stock was governed by contracts that restricted many holders’ ability to transfer or vote their shares, and which effectively prescribed the composition of the Palantir board of directors (the “Board”).
6.On July 22, 2020, the Board formed a special committee composed of four independent directors (the “Special Governance Committee”) to review and evaluate Palantir’s governance structure in connection with the prospective Direct Listing. The Special Governance Committee was delegated all of the power and authority of the Board for these matters, to the extent permitted by applicable law.
7.The Special Governance Committee and the Founders agreed on the governance structure that was eventually adopted (the “Governance Structure”), which entitles the Founders, in most situations, to exercise exactly 49.999999% of the Company’s total voting power. This was accomplished by the Founders exchanging a portion of their high-vote, Class B Stock for shares of Class F Common Stock (the “Class F Stock”), whose voting power is generally determined based on the number of other shares (i) held or owned, directly or indirectly, by the Founders, and (ii) that are outstanding and entitled to vote on a given matter or are present in person or represented by proxy and entitled to vote on a given matter. The Governance Structure is described in further detail below.
8.The Special Governance Committee unanimously approved, and recommended that the Board approve, the Governance Structure on August 19, 2020.
9.Adopting the Governance Structure prior to the Direct Listing required amendments to Palantir’s Amended and Restated Certificate of Incorporation (the “Charter”). Palantir solicited stockholder written consent by way of an Information Statement, dated August 20, 2020. The requisite written consents and other necessary approvals for the Charter amendments for the Governance Structure were obtained, including from a majority of voting power held by non-Founder (or Founder-affiliate) stockholders in the aggregate and a majority of the non-Founder (or Founder-affiliate) voting power of each of the Class A Stock, the Class B Stock and the preferred stock outstanding at the time. The Charter amendments were linked to the process for publicly listing Palantir’s Class A Stock.
10.On August 25, 2020, Palantir filed a registration statement on Form S-1 with the Securities and Exchange Commission (“SEC”) (as amended, the “Registration Statement”). The final version of the Registration Statement, dated September 21, 2020, described in detail the Class F Stock and the Governance Structure. The Registration Statement explained that, “for the foreseeable future, the control of our company will be concentrated with [the] Founders through our Class F common stock.”
11.On September 22, 2020, the Registration Statement became effective, and, on September 30, 2020, the Class A Stock began trading on the New York

Stock Exchange. Disclosures identical to those contained in the Registration Statement were subsequently made in the final prospectus filed with the SEC on September 30, 2020, which discussed at length the Direct Listing and, among other things, the Company’s capital structure.
The Governance Structure
12.The Governance Structure replaced the three major stockholder agreements related to Palantir’s pre-Direct Listing governance structure—including a voting agreement, investors’ rights agreement and first refusal and co-sale agreement—with three interrelated agreements: the Charter (which set forth the terms of the Class F Stock), the Voting Trust Agreement and the Voting Agreement (the “Voting Agreement”).
13.The Class F Stock is held exclusively in the Voting Trust (described below). The Class F Stock is not transferrable and a Founder’s portion of the Class F Stock converts to Class B Stock upon withdrawal of such Founder from the Voting Trust, including due to death or disability.
14.The Class A Stock, Class B Stock and Class F Stock each have identical economic rights, but each type has different voting rights. The Class A Stock retained one vote per share and the Class B Stock retained ten votes per share. When the Class F Stock is voting separately as a class, or if the Founders who remain as parties to the Voting Agreement at the time of a vote (each a “Continuing Founder” and, collectively, the “Continuing Founders”) fall below a minimum ownership threshold of the Company’s Corporation Equity Securities (as defined in the Charter) as of the applicable record date, the Class F Stock has ten votes per share.
15.For all other votes, the Class F Stock’s voting rights are determined by the formula in the “Applicable Vote” definition in Article V of the Charter, which states:
“Applicable Vote for All Shares of Class F Common Stock” means, with respect to any matter subject to a vote of the stockholders of the Corporation, (1) the number of votes (which shall not be less than zero and which shall be rounded down to the nearest whole number) that equal 49.999999% of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote on such matter (including in the case of the election of directors), reduced to the number of votes (which shall not be less than zero and which shall be rounded down to the nearest whole number) that equal 49.999999% of the voting power of the shares present in person or represented by proxy and entitled to vote on such matter only if a majority of the shares present in person or represented by proxy and entitled to vote on such matter is the applicable voting standard, in each case minus (2) the number of votes corresponding to the Founder Shares entitled to vote on such matter.

16.Contemporaneously with the amendment to the Charter to authorize the Class F Stock, the Founders created a voting trust (the “Voting Trust”), naming Wilmington Trust, N.A. as Trustee (in such capacity, the “Trustee”), into which they each deposited 335,000 shares of Class B Stock (for a total of 1,005,000 shares). Those shares were subsequently exchanged for an equivalent number of shares of Class F Stock. All outstanding shares of Class F Stock remain in the Voting Trust.
17.The Founders are also parties to the Voting Agreement, with Wilmington Trust, N.A. as grantee (in such capacity, the “Grantee”) of the proxies and powers of attorney granted therein. The Voting Agreement generally provides that all shares of Palantir stock held by the Founders (other than certain shares specifically excluded by the Founders (the “Designated Founders Excluded Shares” or “DFES”)) will be voted by the Grantee in the same manner as the shares of Class F Stock are voted by the Trustee. These shares, along with the DFES, generally together comprise the “Founder Shares” (as more specifically defined in the Charter), which is an input for determining the number of votes to which the Class F Stock is entitled, as described above.
18.Each Continuing Founder must, prior to the meeting or vote in question, deliver to the Corporate Secretary, the Trustee, and each other Continuing Founder a written instruction identifying how such Continuing Founder desires the shares of Class F Stock to be voted. The Trustee will generally then vote all of the shares of Class F Stock consistent with the preference of the majority so expressed.
The Action is Filed
19.The initial plaintiff in this Action, Jason Hirsch, bought shares of Class A Stock on September 30, 2020, the first day the shares became publicly traded as a result of the Direct Listing. He then initiated this Action on March 31, 2021, asserting that the Charter and the Class F Stock are invalid under Delaware law generally, including because it allegedly runs afoul of Sections 151, 212, and 231 of the Delaware General Corporation Law (the “DGCL”), that the putative class has been harmed by the issuance of the Class F Stock, and seeking to have the Court “strike” the Class F Stock from the Charter. Hirsch also sought expedited treatment of his claims.
20.On April 26, 2021, the Court granted a stipulated order withdrawing the motion to expedite and governing discovery and scheduling briefing on the parties’ anticipated cross-motions for summary judgment. On May 3, 2021, Defendants filed their answer to the initial complaint and served their First Set of Interrogatories Directed to Plaintiff the next day, on May 4, 2021.
21.On May 18, 2021, prior to responding to Defendants’ interrogatories, Hirsch filed a motion for leave to file an amended complaint (the “Amended Complaint”) to substitute himself with Plaintiff, on the ground that Hirsch no longer desired to be the plaintiff. Plaintiff initially purchased 300 shares of Class

A Stock on February 17-18, 2021, and 200 more shares of Class A Stock in March 2021.
22.On May 27, 2021, Plaintiff filed the Amended Complaint, which asserts identical claims to the original complaint. On June 1, 2021, the Court entered an amended scheduling order for cross-motions for summary judgment. On June 11, 2021, Plaintiff answered Defendants’ interrogatories and produced documentary evidence of his stock ownership.
23.On July 15, 2021, the Parties each filed their opening briefs in support of the cross-motions for summary judgment. On September 29, 2021, the Parties each filed their answering briefs in further support of the cross-motions for summary judgment. The Court held a hearing on the Parties’ cross-motions for summary judgment on October 19, 2021.
24.The Parties engaged in arms-length settlement discussions before reaching an agreement in principle to settle the Action that was memorialized in a term sheet executed on January 13, 2022 (the “Term Sheet”).
25.After additional negotiations regarding the specific terms of their agreement, the Parties entered into the Stipulation on May 13, 2022. The Stipulation (together with the Exhibits thereto) reflects the final and binding agreement between the Parties and supersedes the Term Sheet. The Stipulation can be viewed at the “Investor Relations” section of Palantir’s website, https://investors.palantir.com/.
26.The Parties believe that the Settlement is in the best interests of the Parties, Palantir, and the Class and that the Settlement confers benefits upon Palantir and the Class and that the interests of the Parties, Palantir, and the Class would best be served by settlement of the Action on the terms and conditions set forth in the Stipulation.
27.Prior to reaching agreement on the principal terms of the Settlement, the Parties did not discuss the amount of any potential application by Plaintiff’s Counsel for attorneys’ fees and expenses.
28.On May 26, 2022, the Court entered a Scheduling Order in connection with the Settlement which, among other things, provided for provisional certification, for settlement purposes only, of a non-opt out Class (defined above), authorized this Notice to be provided to Class Members, a stay of the Action pending a hearing on the proposed Settlement, and an injunction against the commencement or prosecution of any action by any Class Member asserting any of the claims subject to the Settlement of the Action, and scheduled the Settlement Hearing to, among other things, consider whether to grant final approval of the Settlement.

WHAT ARE THE TERMS OF THE SETTLEMENT?
29.In consideration for the full settlement and release of all Released Plaintiff’s Claims (as defined below) and the dismissal with prejudice of the

Action, the Parties agreed to certain terms and conditions, as set forth in the Stipulation. Specifically, Palantir shall take the necessary corporate actions to cause (i) certain amendments to the Charter, as described in Exhibit B thereto, to be approved by the Board and to call a special meeting of the stockholders proposing such amendments; and (ii) certain amendments to Palantir’s Amended and Restated Bylaws (the “Bylaws”), as described in Exhibit A thereto, to be approved by the Board and made effective following the aforementioned special meeting of stockholders. For the avoidance of doubt, in the event that the amendments to the Charter, as described in Exhibit B thereto, are effected by action by written consent of stockholders, then clause (i) of the immediately preceding sentence shall be of no further force or effect and clause (ii) of the definition of “Effective Date” set forth below and the special meeting of stockholders contemplated in clause (ii) of the immediately preceding sentence shall be deemed to have occurred on the effective date of such consent. The Stipulation also provides that Defendants shall not materially modify the redlined language set forth in Sections 2.14, 2.15, and 4.5 of Exhibit A and Articles IV.A, IV.D.1 and 2, and V of Exhibit B (if approved by the stockholders as described above) if such modification to the redlined language is materially adverse to the benefits for the Class as set forth in the Stipulation, until the earlier of (a) the fifth anniversary of the entry of the Judgment or (b) the Final Class F Conversion Date (as defined in the Charter).

WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT?
30.Plaintiff believes that the claims asserted in the Action have merit, but also believes that the Settlement provides substantial and immediate benefits for Palantir and the Class. In addition to these substantial benefits, Plaintiff and Plaintiff’s Counsel have considered: (i) the attendant risks of continued litigation and the uncertainty of the outcome of the Action; (ii) the probability of success on the merits; (iii) the inherent problems of proof associated with, and possible defenses to, the claims asserted in the Action; (iv) the desirability of permitting the Settlement to be consummated according to its terms; (v) the expense and length of continued proceedings necessary to prosecute the Action against Defendants through the remedy stage and appeals; and (vi) the conclusion of Plaintiff and Plaintiff’s Counsel that the terms and conditions of the Settlement are fair, reasonable, and adequate, and that it is in the best interests of Palantir and the Class to settle the Action on the terms set forth in the Stipulation.
31.Defendants deny any and all allegations of wrongdoing, liability, violations of law or harm arising out of or related to any of the conduct, statements, acts, or omissions alleged in the Action, and maintain that their conduct was at all times proper, in the best interests of Palantir and the Class, and in compliance with applicable law. Defendants further deny any breach of fiduciary duties, including, but not limited to, concerning the validity and adoption of the Class F Stock. Defendants affirmatively assert that the Direct Listing and adoption of the revised

Governance Structure, including the creation of the Class F Stock, were in the best interests of Palantir and the Class, were entirely fair to Palantir and the Class, and have provided Palantir and the Class with substantial benefits. Defendants also deny that Palantir or the Class were harmed by any conduct of Defendants alleged in the Action or that could have been alleged therein. Each of Defendants asserts that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Palantir and the Class. Nevertheless, Defendants wish to eliminate the uncertainty, risk, burden, and expense of further litigation, and to permit the operation of Palantir without further distraction and diversion of its Board and personnel with respect to the Action and the Released Plaintiff’s Claims. Defendants have therefore determined to settle the Action on the terms and conditions set forth in the Stipulation solely to put the Released Plaintiff’s Claims (as defined in Paragraph 36 below) to rest, finally and forever, without in any way acknowledging any invalidity, violation, breach of fiduciary duty, wrongdoing, fault, liability, or damages.
32.Nothing in the Stipulation or any of the Exhibits thereto shall be construed as any admission by Defendants of any invalidity, violation, breach of fiduciary duty, wrongdoing, fault, liability, or damages whatsoever.

WHAT CLAIMS WILL THE SETTLEMENT RELEASE?
33.If the Settlement is approved, the Court will enter an Order and Final Judgment (the “Judgment”). The Judgment will dismiss with prejudice the Claims against Defendants and will provide that, upon the occurrence of the Effective Date, Palantir, Plaintiff, and each and every other Class Member, on behalf of themselves, each of their respective Plaintiff’s Releasees (as defined in Paragraph 41 below), and any other person or entity who could assert any of the Released Plaintiff’s Claims (as defined in Paragraph 36 below) on their behalf, in such capacity only, shall have fully, finally, and forever released, settled, and discharged, and shall forever be enjoined from prosecuting, the Released Plaintiff’s Claims against the Defendants’ Releasees (as defined in Paragraph 37 below).
34.“Effective Date” means the date on which the last of the following occurs: (i) the Judgment, which approves in all material respects the Releases provided for in the Stipulation and dismisses the Action with prejudice, becomes Final (as defined in Paragraph 35 below); (ii) the special meeting of stockholders called to propose the amendments to the Charter (as contemplated by Paragraph 2.2 of the Stipulation) is called, and the date of such special meeting (as set forth in the Company’s notice of meeting) shall have occurred, regardless of the result of such vote or whether a quorum is present or represented at such meeting (or this clause (ii) shall have been deemed to have occurred pursuant to the Stipulation); and (iii) the amendments to the Bylaws (as contemplated by Paragraph 2.1 of the Stipulation) become effective.
35.“Final” means, with respect to any judgment or order, that (i) if no appeal is filed, the expiration date of the time for filing or noticing of any appeal of the judgment or order; or (ii) if there is an appeal from the judgment or order, the date of (a) final dismissal of all such appeals, or the final dismissal of any proceeding on certiorari or otherwise to review the judgment or order, or (b) the date the judgment or order is finally affirmed on an appeal, the expiration of the time to file a petition for a writ of certiorari or other form of review, or the denial of a writ of certiorari or other form of review of the judgment or order, and, if certiorari or other form of review is granted, the date of final affirmance of the judgment or order following review pursuant to that grant. However, any appeal or proceeding seeking subsequent judicial review pertaining solely to an order issued with respect to attorneys’ fees or expenses shall not in any way delay or preclude the Judgment from becoming Final.
36.“Released Plaintiff’s Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues and controversies of any kind, nature, or description whatsoever, including known claims and Unknown Claims (as defined in Paragraph 38 below), whether disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including but not limited to any of the foregoing arising under state, local, foreign, federal, statutory, regulatory, common, fiduciary or other law or rule, including those within the exclusive jurisdiction of the federal courts (“Claims”) that are, have been, could have been, could now be, or in the future could, can, or might be asserted in the Action or in any other court, tribunal, or proceeding against any of the Defendants’ Releasees, whether as a class, direct, or derivative Claim, by Plaintiff or any Class Member which, now or hereafter, (a) are based upon, arise out of, or relate to any of the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, facts, practices, events, claims, or any other matters, made or raised in this litigation (including, without limitation, those included in the Amended Complaint or any other filings, or raised at oral argument), as well as any and all manner of statutory Claims (including Claims based on alleged violations of the DGCL) and fiduciary duty Claims that are based upon, arise out of, or relate to (x) the authorization, creation, issuance, adoption, operation, and validity of the Class F Stock or the Governance Structure, and/or (y) any and all obligations, actions, approvals, or consents described in, contemplated by, or relating to Paragraphs 2.1, 2.2, and 2.3 of Section II.A and Paragraph 3.4 of Section III of the Stipulation; and (b) are based upon, arise out of, or relate to the ownership of Palantir common stock or preferred stock during the Class Period. Released Plaintiff’s Claims shall not include (i) claims relating to the enforcement of the Settlement, or (ii) any claims that any Defendant may have, in their capacities as officers or directors of Palantir, not as stockholders, for advancement or indemnity of their legal fees, costs, and expenses incurred in connection with the Action and this Settlement, or any claims that any Defendant may have against any of their respective insurers, co-insurers, or reinsurers; or (iii) any claims based on conduct occurring after the Effective Date.
37.“Defendants’ Releasees” means Defendants, Defendants’ Counsel, and their respective family members, spouses, heirs, the Voting Trust, trusts, trustees, executors, estates, administrators, beneficiaries, distributees, foundations, agents, employees, fiduciaries, partners, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, parents, subsidiaries, divisions, affiliates, associated entities, stockholders, principals, officers, directors, managing directors, members, managing members, managing agents, predecessors, predecessors-in-interest, successors, successors-in-interest, assigns, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys, personal or legal representatives, accountants, associates, insurers, co-insurers, and re-insurers (except with respect to any claims any Defendant may have against any of their respective insurers, co-insurers, or re-insurers, to the extent such claims are not otherwise released pursuant to other documentation).
38.“Unknown Claims” means: (a) any Released Plaintiff’s Claims that Palantir, Plaintiff, any of the other Class Members, or any other Plaintiff’s Releasees does not know or suspect exists in his, her, or its favor at the time of the release of the Released Plaintiff’s Claims against the Defendants’ Releasees, including without limitation those which, if known, might have affected the decision(s) to enter into the Settlement; and (b) any Released Defendants’ Claims (as defined in Paragraph 40 below) that any of the Defendants or any of the other Defendants’ Releasees does not know or suspect exists in his, her, or its favor at the time of the release of the Released Defendants’ Claims against the Plaintiff’s Releasees, including without limitation those which, if known might have affected the decision(s) to enter into the Settlement. With respect to any and all Released Plaintiff’s Claims and Released Defendants’ Claims, the Parties stipulate and agree that Palantir, Plaintiff, and each of the Defendants shall expressly waive, and each of the other Class Members, each of the other Plaintiff’s Releasees, and each of the other Defendants’ Releasees shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by California Civil Code § 1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
and any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code § 1542. Palantir, Plaintiff, and each of the Defendants acknowledge, and each of the other Class Members, Plaintiff’s Releasees, and Defendants’ Releasees shall be deemed by operation of law to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement.
39.The Judgment will also provide that, upon the occurrence of the Effective Date, Defendants, on behalf of themselves, each of their respective Defendants’ Releasees (as defined in Paragraph 37 above), and any other person or entity who could assert any of the Released Defendants’ Claims (as defined in Paragraph 40 below) on their behalf, in such capacity only, shall have fully, finally, and forever released, settled, and discharged, and shall forever be enjoined from prosecuting, the Released Defendants’ Claims against Plaintiff’s Releasees (as defined in Paragraph 41 below).
40.“Released Defendants’ Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues, and controversies of any kind, nature, or description whatsoever, including known claims and Unknown Claims, whether disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including but not limited to any of the foregoing arising under state, local, foreign, federal, statutory, regulatory, common, fiduciary or other law or rule, including those within the exclusive jurisdiction of the federal courts, that are, have been, could have been, could now be, or in the future could, can, or might be asserted in the Action or in any other court, tribunal, or proceeding by any of the Defendants’ Releasees against Plaintiff or Plaintiff’s Counsel which, now or hereafter, are based upon, arise out of, or relate to the institution, prosecution, settlement or resolution of the Action, provided, however, the Released Defendants’ Claims shall not include claims relating to the enforcement of the Settlement.
41.“Plaintiff’s Releasees” means Plaintiff, Plaintiff’s Counsel, and their respective family members, spouses, heirs, trusts, trustees, executors, estates, administrators, beneficiaries, distributees, foundations, agents, employees, fiduciaries, partners, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, parents, subsidiaries, divisions, affiliates, associated entities, stockholders, principals, officers, directors, managing directors, members, managing members, managing agents, predecessors, predecessors-in-interest, successors, successors-in-interest, assigns, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys, personal or legal representatives, accountants, associates, insurers, co-insurers, and re-insurers.

WHAT PAYMENT ARE THE ATTORNEYS FOR PLAINTIFF SEEKING? HOW WILL THE LAWYERS BE PAID?

42.After all of the substantive terms of the Settlement were agreed upon, Plaintiff’s Counsel engaged in arm’s-length negotiations with Defendants concerning an appropriate award of attorneys’ fees and litigation expenses for Plaintiff’s Counsel based upon the substantial benefits conferred upon the Class under the Settlement. As a result of those negotiations, it has been agreed that Plaintiff’s Counsel will petition the Court for an all-in award of attorneys’ fees and litigation expenses, in an amount no greater than $5,500,000 (the “Fee and Expense Application”). In connection with the Fee and Expense Application, Plaintiff also intends to petition the Court for an incentive award of up to $5,000 to be paid solely from any attorneys’ fees and expenses awarded by the Court.
43.The Court will determine the amount of any fee and expense award for Plaintiff’s Counsel. Palantir will cause the full payment of any Court-awarded fee and expense award to Plaintiff’s Counsel. Class Members and Palantir stockholders are not personally liable for any such fees or expenses.
44.Any failure of the Court to approve a request for attorneys’ fees and expenses in whole or in part shall not affect the Settlement. No fees or expenses shall be paid to Plaintiff’s Counsel pursuant to the Settlement in the absence of approval by the Court of the Settlement and entry of the Judgment.

WHEN AND WHERE WILL THE COURT DECIDE WHETHER TO APPROVE THE SETTLEMENT? DO I HAVE TO COME TO THE HEARING? MAY I SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT?
45.Class Members do not need to attend the Settlement Hearing. The Court will consider any submission made in accordance with the provisions below even if a Class Member does not attend the hearing. Class Members can participate in the Settlement without attending the Settlement Hearing.
46.Please Note: The date and time of the Settlement Hearing may change without further written notice to Class Members. In addition, the ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow Class Members to appear at the hearing by phone or video, without further written notice to Class Members.  In order to determine whether the date or time of the Settlement Hearing have changed, or whether Class Members may participate by phone or video, it is important that you monitor the Court’s docket, the Court of Chancery’s website, and the “Investor Relations” section of Palantir’s website, https://investors.palantir.com/. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the Court’s docket and the “Investor Relations” section of Palantir’s website,

https://investors.palantir.com/. Also, if the Court allows Class Members to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be posted to the Court’s docket and the “Investor Relations” section of Palantir’s website, https://investors.palantir.com/.
47.The Settlement Hearing will be held on September 13, 2022 at 10:00 a.m., before Vice Chancellor Sam Glasscock III, either in person at the Court of Chancery Courthouse, 34 The Circle, Georgetown, DE 19947, or by telephone or videoconference (in the discretion of the Court), to, among other things: (i) determine whether the Action should be finally maintained as a non-opt out class action and whether the Class should be finally certified by the Court, for purposes of the Settlement, pursuant to Court of Chancery Rules 23(a), 23(b)(1) and 23(b)(2); (ii) determine whether Plaintiff should be finally certified as representative for the Class and Plaintiff’s Counsel as counsel for the Class, and whether Plaintiff and Plaintiff’s Counsel have adequately represented the interests of the Class in the Action; (iii) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate and in the best interests of Palantir and the Class; (iv) determine whether the Court should finally approve the Settlement and enter the Judgment, substantially in the form attached as Exhibit F to the Stipulation, finally certifying the Class, dismissing the Action with prejudice against Defendants, and extinguishing and releasing all of the Released Plaintiff’s Claims and Released Defendants’ Claims; (v) determine whether Plaintiff’s Counsel’s Fee and Expense Application should be approved; (vi) hear and determine any objections to the proposed Settlement, the class action determination, and the Fee and Expense Application; and (vii) rule on any such other matters as the Court may deem appropriate.
48.Any Class Member who objects to the class action determination, the proposed Settlement, the proposed Judgment to the be entered, the Fee and Expense Application, or otherwise wishes to be heard (“Objector”), may appear in person (or, as permitted by the Court, by video or telephonic conference if the Settlement Hearing is conducted in such manner) or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant. Objections must be in writing. To object, you must (1) file any written objection, together with copies of all other papers and briefs supporting the objection and the required information referenced below, with the Register in Chancery at the address set forth below on or before August 29, 2022; (2) serve the papers (electronically by File & ServeXpress, by hand, by first class U.S. mail, or by express service) on Plaintiff’s Counsel and Defendants’ Counsel at the addresses set forth below so that the papers are received on or before August 29, 2022; and (3) email a copy of your objection to MarkL@blbglaw.com, tcurry@saxenawhite.com, jfriedman@fotpllc.com, skaskela@kaskelalaw.com, bsorrels@wsgr.com, Korsini@cravath.com, and pwalsh@potteranderson.com on or before August 29, 2022.

REGISTER IN CHANCERY
Register in Chancery Court of Chancery Courthouse 34 The Circle Georgetown, DE 19947
PLAINTIFF’S COUNSEL	DEFENDANTS’ COUNSEL
Mark Lebovitch
Bernstein Litowitz Berger &
Grossmann LLP
1251 Avenue of the Americas
New York, NY 10020
Thomas Curry
Saxena White P.A.
1000 N. West St., Suite 1200 Wilmington, DE 19801
Jeremy Friedman
Friedman Oster & Tejtel PLLC
493 Bedford Center Road, Suite 2D Bedford Hills, NY 10507
D. Seamus Kaskela
Kaskela Law LLC,
18 Campus Boulevard, Suite 1200 Newtown Square, PA 19703

Brad D. Sorrels
Wilson, Sonsini Goodrich
& Rosati, P.C.
222 Delaware Avenue, Suite 800
Wilmington, DE 19801
Kevin J. Orsini
Cravath Swaine & Moore, LLP
Worldwide Plaza
825 Eight Avenue
New York, NY 10019
Peter J. Walsh, Jr.
Potter Anderson & Corroon, LLP
1313 N. Market Street
Hercules Plaza, 6th Floor
Wilmington, Delaware 19801

49.Any objections must: (i) state the objection is being filed with respect to “In re Palantir Technologies Inc. Class F Stock Litigation, C.A. No. 2021-0275-SG”; (ii) state the name, address, and telephone number of the Objector and, if the Objector is represented by counsel, the name, address, and telephone number of the Objector’s counsel; (iii) be signed by the Objector; (iv) contain a specific, written statement of the objection(s) and the specific reason(s) for the objection(s), including any legal and evidentiary support the Objector wishes to bring to the Court’s attention, and if the Objector has indicated that he, she, or it intends to appear at the Settlement Hearing, the identity of any witnesses the Objector may call to testify and any exhibits the Objector intends to introduce into evidence at the hearing; and (v) include documentation sufficient to prove that the Objector is a member of the Class (as defined on Page 1 above). Documentation establishing that an Objector is a member of the Class must consist of copies of monthly brokerage account statements or an authorized statement from the Objector’s broker containing the transactional and holding information found in an account statement.
50.You may file a written objection without having to appear at the Settlement Hearing. You may not, however, appear at the Settlement Hearing to present your objection unless you first file and serve a written objection in accordance with the procedures described above, unless the Court orders otherwise.
51.If you wish to be heard orally at the hearing in opposition to the approval of the Settlement, the class action determination, or the Fee and Expense Application, assuming you timely file and serve a written objection as described above, you must also file a notice of appearance with the Register in Chancery and serve it on Plaintiff’s Counsel and on Defendants’ Counsel at the mailing and email addresses set forth in Paragraph 48 above so that it is received on or before August 29, 2022. Persons who intend to object and desire to present evidence at the Settlement Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Such persons may be heard orally at the discretion of the Court.
52.You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Hearing. However, if you decide to hire an attorney, it will be at your own expense, and that attorney must file a notice of appearance with the Court and serve it on Plaintiff’s Counsel and Defendants’ Counsel at the mailing and email addresses set forth in Paragraph 48 above so that the notice is received on or before August 29, 2022.
53.The Settlement Hearing may be adjourned by the Court without further written notice to Class Members. If you intend to attend the Settlement Hearing, you should confirm the date and time with Plaintiff’s Counsel.
54.Unless the Court orders otherwise, any Class Member who does not object in the manner described above will be deemed to have waived any objection and shall be forever foreclosed from making any objection to the proposed Settlement, the class action determination, or the Fee and Expense Application. Class Members do not need to appear at the Settlement Hearing or take any other action to indicate their approval.

CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?
55.This Notice contains only a summary of the terms of the proposed Settlement. For more detailed information about the matters involved in this Action, you are referred to the papers on file in the Action, including the Stipulation, which may be inspected during regular office hours at the Office of the Register in Chancery in the Court of Chancery Courthouse, 34 The Circle, Georgetown, DE 19947. Additionally, copies of the Stipulation will be posted on the “Investor Relations” section of Palantir’s website, https://

investors.palantir.com/. All inquiries concerning this Notice should be directed to the following counsel for Plaintiff: Mark Lebovitch, Bernstein Litowitz Berger & Grossmann LLP, 1251 Avenue of the Americas, New York, NY 10020, (212) 554-1400, markl@blbglaw.com; Thomas Curry, Saxena White P.A., 1000 N. West St., Suite 1200, Wilmington, DE 19801, (201) 485-0483, tcurry@saxenawhite.com; Jeremy Friedman, Friedman Oster & Tejtel PLLC, 493 Bedford Center Road, Suite 2D, Bedford Hills, NY 10507, (888) 529-1108, jfriedman@fotpllc.com; or D. Seamus Kaskela, Kaskela Law LLC, 18 Campus Boulevard, Suite 1200, Newtown Square, PA 19703, (484) 285-1585, skaskela@kaskelalaw.com.
DO NOT CALL OR WRITE THE COURT OR THE OFFICE OF THE REGISTER IN CHANCERY REGARDING THIS NOTICE.
Dated: June 17, 2022            BY ORDER OF THE COURT OF
                        CHANCERY OF THE STATE OF
                        DELAWARE

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